SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                   FORM 8-K/A



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): May 31, 2000 (May 22, 2000)
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                       INNOVATIVE CLINICAL SOLUTIONS, LTD.
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             (Exact name of registrant as specified in its charter)

                                    Delaware

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                 (State or other jurisdiction of incorporation)

          0-27568                                      65-0617076
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  (Commission File Number)                  (IRS Employer Identification Number)

               10 Dorrance Street, Suite 400, Providence, RI 02903
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                    (Address of principal executive offices)

                                 (401) 831-6755
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)



Item 5: Other Events.
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         On May 22, Innovative Clinical Solutions, Ltd. (the "Company") issued a press release announcing that it intends to recapitalize by restructuring its $100 million 6.75% convertible debentures due 2003 into common equity (the "Press Release"). The Press Release is hereby incorporated by reference herein and is attached hereto as Exhibit 99. This Form 8-K/A amends the Form 8-K filed by the Company on May 23, 2000 to delete Exhibit 10.1 and to correct the conformed signatures on Exhibit 10.2.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c)  Exhibits

              Exhibit No.           Description

                 10.2 Second Amended and Restated Forbearance, Lock-Up and Voting Agreement dated as of May 18, 2000 between the Company the Company and the entities listed on Schedule of Consenting Holders attached thereto.

                   99          Press Release dated May 19, 2000


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INNOVATIVE CLINICAL SOLUTIONS, LTD



                                By: /s/ John Wardle
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                                   John Wardle
                                   Chief Operating Officer- Network Management


Date:  May 31, 2000


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